Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 23: SUBSEQUENT EVENTS

On January 25, 2019, the Board of Directors declared a quarterly cash dividend in respect of the fourth quarter of 2018 of $0.30 per share of common stock which was paid on March 27, 2019 to stockholders of record as of February 27, 2019. The declaration and payment of any further dividends remain subject to the discretion of the Board of Directors and will depend on, among other things, Navios Acquisition’s cash requirements as measured by market opportunities and restrictions under its credit agreements and other debt obligations and such other factors as the Board of Directors may deem advisable.

On January 25, 2019, the Board of Directors also approved to exercise the option for one VLCC newbuilding under a bareboat operating lease.

On February 7, 2019, all of our outstanding Series C convertible preferred shares held by Navios Holdings were converted into 511,733 shares of common stock of Navios Acquisition.

On March 25, 2019, Navios Acquisition sold the C. Dream, a 2000-built VLCC vessel of 298,570 dwt to an unaffiliated third party for a sale price of $21,750.

In March 2019, the Shinyo Ocean, a 2001-built VLCC vessel of 281,395 dwt was involved in a collision incident. The Company maintains insurance coverage for such types of events (subject to applicable deductibles and other customary limitations).